UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 21, 2008

Century Aluminum Company
(Exact name of registrant as specified in its charter)

Delaware	0-27918	13-3070826
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2511 Garden Road Building A, Suite 200 Monterey, California (Address of principal executive offices)	93940 (Zip Code)
(831) 642-9300
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 5.02 Departure of Directors
    (b)  On January 21, 2008, Craig A. Davis resigned from his position as Chairman and as a member of the Board of Directors of Century Aluminum Company (the “Company”).  The Board has elected John P. O’Brien, a current Director, to succeed Mr. Davis as Chairman.  On January 25, 2008, the Company filed a press release announcing these changes, which is attached as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

(c)  Exhibits

The following exhibits are filed with this report:

Exhibit Number	Description
99.1	Press Release, dated January 25, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CENTURY ALUMINUM COMPANY
Date:	January 25, 2008	By:	/s/ William J. Leatherberry
Name: William J. Leatherberry Title: Vice President, Assistant General Counsel and Assistant Secretary